Prepaid Lease Payments - Summary of Prepaid Lease Payments (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Disclosure of recognised finance lease as assets by lessee [abstract]
Non-current assets	¥ 357,599	$ 52,011	¥ 367,024
Current assets	9,425	1,371	9,425
Prepaid lease payments	¥ 367,024	$ 53,382	¥ 376,449	$ 54,753	¥ 385,874